SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2009
                                                         -----------------


                           GREENMAN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                          1-13776                    71-0724248
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(State or other                (Commission File               (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)

                              12498 Wyoming Ave So.
                                Savage, MN 55378
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (781) 224-2411
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On February 25, 2009, Nicholas DeBenedictis resigned as a member of the Board of Directors of GreenMan Technologies, Inc. (the "Corporation"). Mr. DeBenedictis' resignation was not as a result of any disagreement with the Corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GREENMAN TECHNOLOGIES, INC.
                                    (Registrant)


                                    By: /s/ Charles E. Coppa
                                        --------------------------------------
                                        Charles E. Coppa
                                        Chief Financial Officer

Date: February 27, 2009